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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported):  DECEMBER 4, 2006


                                   NEXEN INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                     CANADA
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                 (State or Other Jurisdiction of Incorporation)


                  1-6702                                 98-6000202
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         (Commission File Number)             (IRS Employer Identification No.)


             801 - 7TH AVENUE S.W.
           CALGARY, ALBERTA, CANADA                              T2P 3P7
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     (Address of Principal Executive Offices)                   (Zip Code)


                                 (403) 699-4000
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.03.    AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE
              IN FISCAL YEAR.

        On  December  4,  2006,  Nexen  Inc.'s  Board of  Directors  adopted  a resolution to repeal By-Law No. 2 and enact By-Law No. 3. By-Law No. 3 is effective as of December 4, 2006. It will be brought before the shareowners on April 26, 2007 to be confirmed, confirmed as amended or rejected by shareowners.

        In an uncontested election (where the number of nominees for Directors does not exceed the number of seats up for election), if a nominee receives a greater number of votes withheld from his or her election than votes for his or her election, of the shares represented in person or by proxy at the meeting and voted on the election of directors, the amendment provides that the director will promptly tender his or her resignation, and the independent members of the Board on the recommendation of the Corporate Governance and Nominating Committee has 90 days from the date of the vote to decide whether to: (i) accept the resignation, (ii) maintain the director but address what the Corporate Governance and Nominating Committee believes to be the underlying cause of the withhold votes, or (iii) reject the resignation, and to publicly disclose its decision and the reasons for its decision.

        In a contested election (where the number of nominees for Directors exceeds the number of seats up for election), the Directors will be elected by a plurality of the votes cast. Other changes include: clarification of section
5.05 to indicate that the Board appoints Committee Chairs; revisions to sections 8.03 and 8.06 to allow for shares to be issued electronically without a certificate; revisions to sections 9.04, 10.05 and 10.07 regarding record dates and notices to allow for the maximum range of dates; revisions to sections 10.18 and 10.19 to align with the modified majority vote standard; and, minor grammatical corrections.

        The preceding discussion of the Corporation's amended By-Laws is qualified in its entirety by the text of By-Law No. 3, which is filed as
Exhibit 3.15 to this Current Report on Form 8-K and is incorporated by reference herein. The By-Law that existed prior to the amendment is By-Law No. 2 of the Registrant enacted December 9, 2003, filed as Exhibit 3.9 to Form 10-K for the year ended December 31, 2003, and is incorporated herein by reference.


ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

       (d)    Exhibits.

              EXHIBIT
              NUMBER        DESCRIPTION
              -------       -----------

               3.15         By-Law No. 3 of Nexen Inc. dated December 4, 2006.
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                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: December 5, 2006

                                             NEXEN INC.



                                             By: /s/ Rick C. Beingessner
                                                 ---------------------------
                                                 Name:   Rick C. Beingessner
                                                 Title:  Assistant Secretary


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                                 EXHIBIT INDEX



EXHIBIT       DESCRIPTION
-------       -----------

 3.15         By-Law No. 3 of Nexen Inc. dated December 4, 2006.